Certificate of Continuance

Canada Business Corporations Act

Certificat de prorogation

Loi canadienne sur les sociétés par actions

KIDOZ INC.

Corporate name / Dénomination sociale

1416236-6

Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation, the articles of continuance of which are attached, is continued under section 187 of the *Canada Business Corporations Act* (CBCA).

JE CERTIFIE que la société susmentionnée, dont les clauses de prorogation sont jointes, est prorogée en vertu de l'article 187 de la *Loi canadienne sur les sociétés par actions* (LCSA).

Hantz Prosper

Director / Directeur

2023-01-01

Date of Continuance (YYYY-MM-DD)
Date de prorogation (AAAA-MM-JJ)